UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2009
A. SCHULMAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 West Market Street, Akron, Ohio	44333

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 666-3751
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.
On October 19, 2009, A. Schulman, Inc. (the “Company”) announced earnings for the Company’s fourth quarter and fiscal year ended August 31, 2009. A copy of the press release announcing these results is attached as Exhibit 99.1 hereto and incorporated by reference herein.
Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On October 15, 2009, the Board of Directors the Company approved amendments to the Company’s Amended and Restated By-Laws that became effective immediately upon their approval by the Board. A description of the amendments is set forth below.
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Article II, Section 2 — This section has been modified to provide that each year the Annual Meeting of Stockholders shall be held on the second Thursday of December, if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 A.M. local time, or at such other date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect by a plurality vote by written ballot a Board of Directors, and transact such other business as may properly be brought before the meeting.

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Article II, Section 2 — This section has been amended to provide that in order for proper business to be timely brought before an Annual Meeting of Stockholders, a stockholder must provide a written notice to the Corporate Secretary not less than 90 days nor more than 120 days prior to the one year anniversary date of the immediately preceding Annual Meeting of Stockholders.

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Article III, Section 3 — This section has been amended to provide that in order for a stockholder to present the timely nomination of a director candidate for election at an Annual Meeting of Stockholders, such stockholder must provide a written notice of such nomination to the Corporate Secretary not less than 90 days nor more than 120 days prior to the one year anniversary date of the immediately preceding Annual Meeting of Stockholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description

3.2	Amended and Restated By-laws of A. Schulman, Inc., as most recently amended on October 15, 2009.

99.1	Press Release, dated October 19, 2009, announcing earnings results.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.
By:	/s/ David C. Minc
David C. Minc
Vice President, General Counsel and Secretary

Date: October 19, 2009